Icahn Enterprises L.P. Investor Presentation May 2019

Forward-Looking Statements and Non-GAAP Financial Measures Forward-Looking Statements This presentation contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements included herein, other than statements that relate solely to historical fact, are “forward-looking statements.” Such statements include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events, or any statement that may relate to strategies, plans or objectives for, or potential results of, future operations, financial results, financial condition, business prospects, growth strategy or liquidity, and are based upon management’s current plans and beliefs or current estimates of future results or trends. Forward-looking statements can generally be identified by phrases such as “believes,” “expects,” “potential,” “continues,” “may,” “should,” “seeks,” “predicts,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “could,” “designed,” “should be” and other similar expressions that denote expectations of future or conditional events rather than statements of fact. Our expectations, beliefs and projections are expressed in good faith and we believe that there is a reasonable basis for them. However, there can be no assurance that these expectations, beliefs and projections will result or be achieved. There are a number of risks and uncertainties that could cause our actual results to differ materially from the forward-looking statements contained in this presentation. These risks and uncertainties are described in our Annual Report on Form 10-K for the year ended December 31, 2018 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2019. There may be other factors not presently known to us or which we currently consider to be immaterial that may cause our actual results to differ materially from the forward-looking statements. All forward-looking statements attributable to us or persons acting on our behalf apply only as of the date of this presentation and are expressly qualified in their entirety by the cautionary statements included in this presentation. Except to the extent required by law, we undertake no obligation to update or revise forward-looking statements to reflect events or circumstances after the date such statements are made or to reflect the occurrence of unanticipated events. Non-GAAP Financial Measures This presentation contains certain non-GAAP financial measures, including EBITDA, Adjusted EBITDA and Indicative Net Asset Value. The non-GAAP financial measures contained herein have limitations as analytical tools and should not be considered in isolation or in lieu of an analysis of our results as reported under U.S. GAAP. These non-GAAP measures should be evaluated only on a supplementary basis in connection with our U.S. GAAP results, including those reported in our consolidated financial statements and the related notes thereto contained in our Annual Report on Form 10-K for the year ended December 31, 2018 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2019. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found in the back of this presentation. 2

Company Overview 3

Overview of Icahn Enterprises

- Icahn Enterprises L.P. is a diversified holding company with operating segments in Investment, Energy, Automotive, Food Packaging, Metals, Real Estate, Home Fashion and Mining
- IEP is majority owned and controlled by Carl Icahn
  - Over many years, Carl Icahn has contributed most of his businesses to and executed transactions primarily through IEP
  - As of March 31, 2019, Carl Icahn and his affiliates owned approximately 91.9% of IEP's outstanding depositary units
- IEP benefits from cash flows from its subsidiaries:
  - CVR Energy: $3.00 per share annualized dividend
  - Recurring cash flows from our Real Estate segment
- IEP has daily liquidity through its ability to redeem its investment in the funds on a daily basis
- IEP has an $8.00 annualized distribution (10.6% yield as of April 30, 2019)

($ millions)	As of March 31, 2019	Twelve Months Ended March 31, 2019		
Segment	**Assets**	**Revenue**	**Net Income Attrib. to IEP**	**Adj. EBITDA Attrib. to IEP**
Investment[1]	$ 9,514	$ (259)	$ (137)	$ (119)
Energy	4,688	7,083	254	500
Automotive	3,663	2,867	(238)	(60)
Food Packaging	552	380	(12)	44
Metals	241	441	(2)	18
Real Estate	492	208	109	41
Home Fashion	183	168	(10)	(1)
Mining	330	122	12	23
Railcar	—	—	(4)	(2)
Holding Company	2,984	(361)	(677)	(402)
Discontinued Operations	—	4,799	1,686	—
Total	$ 22,647	$ 15,448	$ 981	$ 42

(1) Investment segment total assets represents total equity (equity attributable to IEP was $4.8 billion)

4

Summary Corporate Organizational Chart



Icahn Enterprises G.P. Inc.
1%
Icahn Enterprises L.P. (NasdaqGS: IEP)
99% LP Interest
1%
Icahn Enterprises Holdings L.P.
As of 3/31/2019, Icahn Enterprises had investments with a fair market value of approximately $4.8 billion in the Investment Funds
Icahn Capital LP
100%
One of the largest independent metal recycling companies in the US
PSC Metals Inc.
100%
Consists of rental commercial real estate, property development and associated resort activities
AREP Real Estate Holdings, LLC
100%
Provider of home textile products for nearly 200 years
WestPoint Home LLC
100%
Engaged in the distribution of automotive parts in the aftermarket as well as providing automotive services
Icahn Automotive Group LLC
100%
77%
Ferrous Resources (1)
Brazilian iron ore producer
79%
Viskase Companies Inc. (OTCPK:VKSC)
One of the worldwide leaders in cellulosic, fibrous and plastic casings for processed meat industry
71%
CVR Energy Inc. (NYSE: CVI)
Independent refiner and marketer of transportation fuels
34%
CVR Partners, LP (NYSE: UAN)
Producer and distributer of nitrogen fertilizer products

Note: Percentages denote equity ownership as of April 30, 2019. Excludes intermediary and pass through entities.
(1) On December 5, 2018, the Company announced a definitive agreement to sell Ferrous Resources. The transaction is expected to close in 2019.

5

Diversified Subsidiary Companies with Significant Inherent Value ▪ IEP’s subsidiary companies possess key competitive strengths and / or leading market positions ▪ IEP seeks to create incremental value by investing in organic growth and targeting businesses that offer consolidation opportunities – Capitalize on attractive interest rate environment to pursue acquisitions and recognize meaningful synergies Strategically located mid-continent petroleum refiner and Engaged in the distribution of automotive parts in the aftermarket nitrogen fertilizer producer generating record profitability as well as providing automotive services Leading global market position in non-edible meat casings Established regional footprint positioned to actively participate poised to capture further growth in emerging markets in consolidation of the highly fragmented scrap metal market AREP Real Estate Holdings, LLC 200 year heritage with some of the best known brands in home Long-term real estate investment horizon with strong, steady fashion; consolidation likely in fragmented sector cash flows A Brazilian iron ore mining operation that supplies iron ore products to the global steel industry The Company’s diversification across multiple industries and geographies provides a natural hedge against cyclical and general economic swings 6

Evolution of Icahn Enterprises

- IEP began as American Real Estate Partners, which was founded in 1987, and has grown its diversified portfolio to nine operating segments and approximately $24 billion of assets as of March 31, 2019
- IEP has demonstrated a history of successfully acquiring undervalued assets and improving and enhancing their operations and financial results
- IEP's record is based on a long-term horizon that can enhance business value for continued operations and/or facilitate a profitable exit strategy
  - In 2017, IEP sold American Railcar Leasing for $3.4 billion, resulting in a pre-tax gain of $1.7 billion
  - In 2018, IEP sold Federal-Mogul for $5.1 billion, resulting in a pre-tax gain of $251 million, Tropicana for $1.5 billion, resulting in a pre-tax gain of $779 million and ARI for $1.75 billion, resulting in a pre-tax gain of $400 million. IEP announced the sale of Ferrous for aggregate consideration of $550 million.
- Acquired partnership interest in Icahn Capital Management L.P. in 2007
  - IEP and certain of Mr. Icahn's wholly owned affiliates are the sole investors in the Investment Funds
- IEP also has grown the business through organic investment and through a series of bolt-on acquisitions

Timeline of Recent Acquisitions and Exits

As of December 31, 2008
- Mkt. Cap: $1.9bn
- Total Assets: $18.8bn

Current[1]
- Mkt. Cap: $14.2bn
- Total Assets: $23.8bn

Year: 2009 | 2010 | 2011 | 2012 | 2013 | 2014 | 2015 | 2016 | 2017 | 2018

Viskase
1/15/10: 71.4% of Viskase's shares outstanding were contributed by Carl Icahn in exchange for IEP depositary units

American Railcar Industries
1/15/10: 54.4% of ARI's shares outstanding were contributed by Carl Icahn in exchange for IEP depositary units

Tropicana Entertainment
11/15/10: Received an equity interest as a result of a Ch.11 restructuring and subsequently acquired a majority stake

CVR Energy
5/4/12: Acquired a majority interest in CVR via a tender offer to purchase all outstanding shares of CVR

CVR Refining & CVR Partners
2013: CVR Refining completed IPO and secondary offering. CVR Partners completed a secondary offering

American Railcar Leasing
10/2/13: Acquired 75% of ARL from companies wholly owned by Carl Icahn

IEH Auto Parts Holding
6/1/15: Acquired substantially all of the auto part assets in the U.S. of Uni-Select Inc.

Ferrous Resources
6/8/15: IEP acquired a controlling interest in Ferrous Resources

Pep Boys
2/4/16: IEP acquired Pep Boys

American Railcar Leasing
2017: Sale of ARL for $3.4 billion and a pre-tax gain of $1.7 billion

Federal-Mogul & Tropicana
10/1/18: Sold Federal-Mogul for $5.1 billion and Tropicana for $1.5 billion

American Railcar Industries & Ferrous
12/5/18: Sold American Railcar Industries for $1.75 billion. Announced definitive agreement to sell Ferrous for $550 million

(1) As of March 31, 2019.

7

Ability to Maximize Shareholder Value Through Proven Activist Strategy ▪ IEP seeks undervalued companies and often becomes “actively” involved in the targeted companies Putting Activism into Action ▪ Activist strategy requires significant capital, rapid execution and willingness to take control of companies ▪ With over 300 years of collective ▪ Implement changes required to improve experience, IEP’s investment and legal team is capable of unlocking businesses ▪ IEP pursues its activist strategy a target’s hidden value and seeks to promulgate change – Financial / balance sheet – Dealing with the board and restructuring management – Operation turnarounds – Proxy fights – Strategic initiatives Purchase of Stock or Debt – Tender offers – Corporate governance changes – Taking control ▪ Mr. Icahn and Icahn Capital have a long and successful track record of generating significant returns employing the activist strategy – IEP’s subsidiaries often started out as investment positions in debt or equity either directly by Icahn Capital or Mr. Icahn ▪ Active participation in the strategy and capital allocation for targeted companies – Not involved in day-to-day operations ▪ IEP will make necessary investments to ensure subsidiary companies can compete effectively 8

Deep Team Led by Carl Icahn ▪ Led by Carl Icahn – Substantial investing history provides IEP with unique network of relationships and access to Wall Street ▪ Team consists of approximately 20 professionals with diverse backgrounds – Well rounded team with professionals focusing on different areas such as equity, distressed debt and credit Years of Industry Name Title Years at Icahn Experience Keith Cozza President & Chief Executive Officer, Icahn Enterprises L.P. 14 17 SungHwan Cho Chief Financial Officer, Icahn Enterprises L.P. 13 21 Courtney Mather Portfolio Manager, Icahn Capital 5 19 Nick Graziano Portfolio Manager, Icahn Capital 3 23 Brett Icahn Consultant, Icahn Enterprises L.P. 13 13 Jesse Lynn General Counsel, Icahn Enterprises L.P. 15 23 Andrew Langham General Counsel, Icahn Enterprises L.P. 14 19 Michael Nevin Managing Director, Icahn Enterprises L.P. 4 10 Jonathan Frates Managing Director, Icahn Enterprises L.P. 4 10 9

Overview of Operating Segments 10

Segment: Investment

Segment Description

- IEP invests its proprietary capital through various private investment funds (the "Investment Funds") managed by the Investment segment
- Fair value of IEP's interest in the Investment Funds was approximately $4.8 billion as of March 31, 2019
- IEP has daily liquidity through its ability to redeem its investment in the Investment Funds on a daily basis

Historical Segment Financial Summary

Investment Segment ($ millions)	FYE December 31, 2016	FYE December 31, 2017	FYE December 31, 2018	LTM March 31, 2019
Select Income Statement Data:				
Total revenue	$ (1,223)	$ 297	$ 737	$ (259)
Net (loss) income	(1,487)	118	679	(310)
Net (loss) income attrib. to IEP	(604)	80	319	(137)
Select Balance Sheet Data[(1)]:				
Total Equity	$ 7,541	$ 5,396	$ 10,101	$ 9,514
Equity attributable to IEP	3,428	1,669	5,066	4,772

Highlights and Recent Developments

- Since inception in 2004 through March 31, 2019 the Investment Funds' cumulative return was approximately 124.1%, representing an annualized rate of return of approximately 5.8%
- Long history of investing in public equity and debt securities and pursuing activist agenda
- Employs an activist strategy that seeks to unlock hidden value through various tactics
  - Financial / balance sheet restructurings (e.g., CIT Group, Apple)
  - Operational turnarounds (e.g., Motorola, Navistar)
  - Strategic initiatives (e.g., eBay / PayPal, Xerox / Conduent)
  - Corporate governance changes (e.g., Newell, Caesars, DELL Technologies)
- As of March 31, 2019, the Investment Funds' had a net short notional exposure of 24%

Historical Returns[(2)]



33.3%
15.2%
34.5%
20.2%(3)
30.8%
(7.4)%
(18)%
(20.3)%
2.1%
7.9%
(5.8)%
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
Q1 2019

(1) Balance Sheet data as of the end of each respective fiscal period.
(2) Represents a weighted-average composite of the gross returns, net of expenses for the Investment Funds.
(3) 2012 gross return assumes that IEP's holdings in CVR Energy remained in the Investment Funds for the entire period. IEP obtained a majority stake in CVR Energy in May 2012. Investment Funds returns were approximately 6.6% when excluding returns on CVR Energy after it became a consolidated entity.

11

Segment: Energy

Segment Description

- CVR Energy, Inc. (NYSE:CVI) is a diversified holding company primarily engaged in the petroleum refining and nitrogen fertilizer manufacturing businesses through its interests in CVR Refining, LP and CVR Partners, LP (NYSE:UAN)
  - CVR Refining is an independent petroleum refiner and marketer of high-value transportation fuels in the mid-continent of the United States
  - CVR Partners is a manufacturer of ammonia and urea ammonium nitrate solution fertilizer products

Historical Segment Financial Summary

Energy Segment	FYE December 31,			LTM March 31,
($ millions)	2016	2017	2018	2019
Select Income Statement Data:				
Total revenue	$ 4,764	$ 5,988	$ 7,135	$ 7,083
Adjusted EBITDA	311	406	825	850
Net (loss) income	(604)	275	379	388
Adjusted EBITDA attrib. to IEP	156	216	464	500
Net (loss) income attrib. to IEP	(327)	229	238	254
Select Balance Sheet Data[1]**:**				
Total assets	$ 4,888	$ 5,013	$ 4,831	$ 4,688
Equity attributable to IEP	1,508	1,034	1,274	1,290

(1) Balance Sheet data as of the end of each respective fiscal period.

Highlights and Recent Developments

- In January 2019, CVR Energy purchased the remaining common units of CVR Refining not already owned by CVR Energy for $241 million, excluding the amount paid to us. As a result:
  - CVR Energy and its affiliates own 100% of CVR Refining's outstanding common units
- CVR Energy's annualized dividend is $3.00 per unit

Petroleum

- Strategic location and complex refineries allows CVR to benefit from access to price advantaged crude oil
  - Approximately 221,000 bpcd of crude processing
  - Access to quality and price advantaged crude – 100% of crude purchased is WTI based

Fertilizer

- CVR Partners acquired an additional fertilizer plant in April 2016, giving it geographic and feed stock diversity
  - Large geographic footprint serving the Southern Plains and Corn Belt region
  - 2018 UAN summer fill prices improved $30 to $40 per ton over last year

12

Segment: Automotive

Segment Description

- We conduct our Automotive segment through our wholly owned subsidiary Icahn Automotive Group LLC ("Icahn Automotive").
- Icahn Automotive is engaged in the retail and wholesale distribution of automotive parts in the aftermarket as well as providing automotive repair and maintenance services to its customers.

Historical Segment Financial Summary

Automotive Segment ($ millions)	FYE December 31, 2016 (2)	FYE December 31, 2017	FYE December 31, 2018	LTM March 31, 2019
Select Income Statement Data:				
Total revenue	$ 2,503	$ 2,728	$ 2,856	$ 2,867
Adjusted EBITDA	108	3	(48)	(60)
Net income (loss)	19	(51)	(230)	(238)
Adjusted EBITDA attrib. to IEP	108	3	(48)	(60)
Net income (loss) attrib. to IEP	19	(51)	(230)	(238)
Select Balance Sheet Data(1):				
Total assets	$ 478	$ 2,573	$ 3,024	$ 3,663
Equity attributable to IEP	249	1,319	1,747	1,832

Highlights and Recent Developments

- In October 2018, IEP sold Federal-Mogul, which was previously reported in our Automotive segment. IEP is reporting Federal-Mogul's results in discontinued operations
- Icahn Automotive is in the process of implementing a multi-year transformation plan, which includes the integration and restructuring of the operations of its businesses. Priorities include:
  - Positioning the service business to take advantage of opportunities in the do-it-for-me market and vehicle fleets
  - Optimizing the value of the commercial parts distribution business in high volume markets
  - Improving inventory management across Icahn Automotive's parts and tire distribution network
  - Optimizing the store and warehouse footprint through openings, closings, consolidations and conversions by market
  - Digital initiatives including a new e-commerce platform and enhanced e-fulfillment capabilities
  - Investment in customer experience initiatives such as enhanced customer loyalty programs and selective upgrades in facilities
  - Investment in employees with focus on training and career development investments
  - Business process improvements, including investments in supply chain and information technology capabilities

(1) Balance Sheet data as of the end of each respective fiscal period.
(2) Results include Pep Boys beginning February 3, 2016

13

Segment: Food Packaging

Segment Description

- Viskase Companies, Inc (OTCPK:VKSC) is a worldwide leader in the production and sale of cellulosic, fibrous and plastic casings for the processed meat and poultry industry
- Leading worldwide manufacturer of non-edible cellulosic casings for small-diameter meats (hot dogs and sausages)
  - Leading manufacturer of non-edible fibrous casings for large-diameter meats (sausages, salami, hams and deli meats)

Historical Segment Financial Summary

Food Packaging Segment	FYE December 31,			LTM March 31,
($ millions)	2016	2017	2018	2019
Select Income Statement Data:				
Total revenue	$ 328	$ 389	$ 379	$ 380
Adjusted EBITDA	55	62	54	54
Net income (loss)	8	(6)	(15)	(17)
Adjusted EBITDA attrib. to IEP	$ 40	$ 45	$ 43	$ 44
Net income (loss) attrib. to IEP	6	(5)	(12)	(12)
Select Balance Sheet Data[(1)]**:**				
Total assets	$ 416	$ 428	$ 511	$ 552
Equity attributable to IEP	23	25	55	52

Highlights and Recent Developments

- Future growth expected to be driven by changing diets of a growing middle class in emerging markets
  - Majority of revenues from emerging markets
  - Acquired a plastic casing manufacturer in Poland in December 2016 and a fibrous casing manufacturer in January 2017
- Developed markets remain a steady source of income
  - Distribution channels to certain customers spanning more than 50 years
- Significant barriers to entry
  - Technically difficult chemical production process
  - Significant environmental and food safety regulatory requirements
  - Substantial capital cost
- Rights offering completed in January 2018 raising $50 million

(1) Balance Sheet data as of the end of each respective fiscal period.

14

Segment: Metals

Segment Description

- PSC Metals, Inc. is one of the largest independent metal recycling companies in the U.S.
- Collects industrial and obsolete scrap metal, processes it into reusable forms and supplies the recycled metals to its customers
- Strong regional footprint (Upper Midwest, St. Louis Region and the South)

Historical Segment Financial Summary

Metals Segment ($ millions)	FYE December 31, 2016	FYE December 31, 2017	FYE December 31, 2018	LTM March 31, 2019
Select Income Statement Data:				
Total revenue	$ 269	$ 408	$ 467	$ 441
Adjusted EBITDA	(15)	20	24	18
Net (loss) income	(20)	(44)	5	(2)
Adjusted EBITDA attrib. to IEP	(15)	20	24	18
Net (loss) income attrib. to IEP	(20)	(44)	5	(2)
Select Balance Sheet Data[(1)]:				
Total assets	$ 215	$ 193	$ 233	$ 241
Equity attributable to IEP	182	155	177	174

Highlights and Recent Developments

- Increasing global demand for steel and other metals drives demand for U.S. scrap
- Scrap recycling process is “greener” than virgin steel production
  - Electric arc furnace drive scrap demand and are significantly more energy efficient than blast furnaces
  - Electric arc furnace steel mills are approximately 60% of U.S. production
- Highly fragmented industry with potential for further consolidation
  - Capitalizing on consolidation and vertical integration opportunities
  - PSC is building a leading position in its markets
- Product diversification will reduce volatility through cycles
  - Expansion of non-ferrous share of total business

(1) Balance Sheet data as of the end of each respective fiscal period.

15

Segment: Real Estate

Segment Description

- Consists of rental real estate, property development and club operations
- Rental real estate consists primarily of retail, office and industrial properties leased to single corporate tenants
- Property development is focused on the construction and sale of single and multi-family houses, lots in subdivisions and planned communities and raw land for residential development
- Club operations focus on operating golf club and related activities

Historical Segment Financial Summary

Real Estate Segment ($ millions)	FYE December 31, 2016[2]	2017[2]	2018	LTM March 31, 2019
Select Income Statement Data:				
Net sales and other revenues from operations	$ 88	$ 87	$ 106	$ 86
Adjusted EBITDA	35	40	48	41
Net income	5	549	112	109
Adjusted EBITDA attrib. to IEP	35	40	48	41
Net income attrib. to IEP	5	549	112	109
Select Balance Sheet Data[1]:				
Total assets	$ 701	$ 731	$ 508	$ 492
Equity attributable to IEP	656	684	465	444

Highlights and Recent Developments

- Business strategy is based on long-term investment outlook and operational expertise

Rental Real Estate Operations

- Maximize value of commercial lease portfolio through effective management of existing properties
  - Seek to sell assets on opportunistic basis

Property Development & Club Operations

- New Seabury in Cape Cod, Massachusetts and Grand Harbor in Vero Beach, Florida include land for future residential development of approximately 257 and 1,119 units, respectively
- Club operations in New Seabury, Cape Cod and Grand Harbor, Vero Beach focus on operating golf club and related activities
- Includes hotel, timeshare and casino resort property in Aruba and Plaza Hotel and Casino in Atlantic City, NJ, which ceased operations in 2014

(1) Balance Sheet data as of the end of each respective fiscal period.
(2) Excludes results from timeshare and casino resort property in Aruba

16

Segment: Home Fashion

Segment Description

- WestPoint Home LLC is engaged in manufacturing, sourcing, marketing, distributing and selling home fashion consumer products
- WestPoint Home owns many of the most well-known brands in home textiles including Martex, Grand Patrician, Luxor and Vellux
- WPH also licenses brands such as IZOD, Under the Canopy, Southern Tide and Hanes

Historical Segment Financial Summary

Home Fashion Segment ($ millions)	FYE December 31, 2016	2017	2018	LTM March 31, 2019
Select Income Statement Data:				
Total revenue	$ 196	$ 183	$ 171	$ 168
Adjusted EBITDA	(1)	(9)	—	(1)
Net loss	(12)	(20)	(11)	(10)
Adjusted EBITDA attrib. to IEP	(1)	(9)	—	(1)
Net loss attrib. to IEP	(12)	(20)	(11)	(10)
Select Balance Sheet Data[(1)]:				
Total assets	$ 206	$ 193	$ 172	$ 183
Equity attributable to IEP	176	164	133	129

Highlights and Recent Developments

- One of the largest providers of home textile goods in the United States
- Transitioned majority of manufacturing to low cost plants overseas
- Streamlined merchandising, sales and customer service divisions
- Focus on core profitable customers and product lines
  - WPH has implemented a more customer-focused organizational structure with the intent of expanding key customer relationships and rebuilding the company's sales backlog
  - Realizing success placing new brands with top retailers
  - Continued strength with institutional customers
- Consolidation opportunity in fragmented industry

(1) Balance Sheet data as of the end of each respective fiscal period.

17

Segment: Mining

Segment Description

- Ferrous Resources has rights to certain iron ore mineral resources in Brazil and develops mining operations and related infrastructure to produce and sell iron ore products to the global steel industry
  - Significant iron ore assets in the State of Minas Gerais, Brazil, known as Viga, Viga Norte, Esperança, Serrinha and Santanense
  - Mineral rights near Jacuípe in the State of Bahia, Brazil

Historical Segment Financial Summary

Mining Segment	FYE December 31,			LTM March 31,
($ millions)	2016	2017	2018	2019
Select Income Statement Data:				
Total revenue	$ 63	$ 93	$ 106	$ 122
Adjusted EBITDA	2	22	20	30
Net (loss) income	(24)	10	1	13
Adjusted EBITDA attrib. to IEP	1	17	16	23
Net (loss) income attrib. to IEP	(19)	9	3	12
Select Balance Sheet Data[(1)]:				
Total assets	$ 219	$ 219	$ 299	$ 330
Equity attributable to IEP	104	104	165	171

(1) Balance Sheet data as of the end of the fiscal period.

Highlights and Recent Developments

- Mining segment has been concentrating on sales in Brazil, where the best margins are being captured
  - Lower discounts on impurities have been offset by higher ocean freight rates
  - Continued investment in processing plants to produce higher quality iron ore product that currently sells at significant premium
- Iron ore prices have recovered significantly due to increased demand from China
- On December 5, 2018, IEP announced a definitive agreement to sell Ferrous Resources for total consideration of $550 million. The transaction is expected to close in 2019

18

Financial Performance 19

Financial Performance Net (loss) Income Attributable to Adjusted EBITDA Attributable to Icahn Enterprises Icahn Enterprises $2,430 $642 $561 $1,507 $981 $61 $42 $(1,128) FYE 2016 FYE 2017 FYE 2018 LTM 3/31/19 FYE 2016 FYE 2017 FYE 2018 LTM 3/31/19 LTM LTM FYE December 31, March 31, FYE December 31, March 31, ($ millions) 2016 2017 2018 2019 ($ millions) 2016 2017 2018 2019 Net (loss) income attributable to Icahn Enterprises: Adjusted EBITDA attributable to Icahn Enterprises: Investment $ (604) $ 80 $ 319 $ (137) Investment $ (528) $ 138 $ 339 $ (119) Energy (327) 229 238 254 Energy 156 216 464 500 Automotive 19 (51) (230) (238) Automotive 108 3 (48) (60) Food Packaging 6 (5) (12) (12) Food Packaging 40 45 43 44 Metals (20) (44) 5 (2) Metals (15) 20 24 18 Real Estate 5 549 112 109 Real Estate 35 40 48 41 Home Fashion (12) (20) (11) (10) Home Fashion (1) (9) — (1) Mining (19) 9 3 12 Mining 1 17 16 23 Railcar 112 1,171 1 (4) Railcar 266 136 (2) (2) Holding Company (287) 355 (638) (677) Holding Company (1) 36 (323) (402) Discontinued Operations (1) 157 1,720 1,686 Net (loss) income attributable to Adjusted EBITDA attributable to Icahn Enterprises $ (1,128) $ 2,430 $ 1,507 $ 981 Icahn Enterprises $ 61 $ 642 $ 561 $ 42 20

Consolidated Financial Snapshot

($ Millions)

	FYE December 31, 2016	FYE December 31, 2017	FYE December 31, 2018	Three Months Ended March 31, 2018	Three Months Ended March 31, 2019	LTM March 31, 2019
Net income from continuing operations:						
Investment	$ (1,487)	$ 118	$ 679	$ 401	$ (588)	$ (310)
Energy	(604)	275	379	81	90	388
Automotive	19	(51)	(230)	(34)	(42)	(238)
Food Packaging	8	(6)	(15)	(3)	(5)	(17)
Metals	(20)	(44)	5	4	(3)	(2)
Real Estate	5	549	112	7	4	109
Home Fashion	(12)	(20)	(11)	(5)	(4)	(10)
Mining	(24)	10	1	(6)	6	13
Railcar	117	1,171	1	5	—	(4)
Holding Company	(287)	355	(639)	(83)	(122)	(678)
Net (loss) income from continuing operations	**$ (2,285)**	**$ 2,357**	**$ 282**	**$ 367**	**$ (664)**	**$ (749)**
Less: net income from continuing operations attributable to NCI	(1,158)	84	495	269	(270)	(44)
Net (loss) income from continuing operations attributable to IEP	**$ (1,127)**	**$ 2,273**	**$ (213)**	**$ 98**	**$ (394)**	**$ (705)**
Adjusted EBITDA:						
Investment	$ (1,257)	$ 284	$ 725	$ 427	$ (570)	$ (272)
Energy	311	406	825	205	230	850
Automotive	108	3	(48)	(10)	(22)	(60)
Food Packaging	55	62	54	11	11	54
Metals	(15)	20	24	8	2	18
Real Estate	35	40	48	13	6	41
Home Fashion	(1)	(9)	—	(1)	(2)	(1)
Mining	2	22	20	1	11	30
Railcar	271	136	(2)	—	—	(2)
Holding Company	(1)	36	(323)	19	(60)	(402)
Consolidated Adjusted EBITDA	**$ (492)**	**$ 1,000**	**$ 1,323**	**$ 673**	**$ (394)**	**$ 256**
Less: Adjusted EBITDA attributable to NCI	(553)	358	762	348	(200)	214
Adjusted EBITDA attributable to IEP	**$ 61**	**$ 642**	**$ 561**	**$ 325**	**$ (194)**	**$ 42**
Capital expenditures	$ 247	$ 316	$ 272	$ 62	$ 65	$ 275

21

Strong Balance Sheet

($ Millions)

	As of March 31, 2019									
	Investment	Energy	Automotive	Food Packaging	Metals	Real Estate	Home Fashion	Mining	Holding Company	Consolidated
Assets										
Cash and cash equivalents	$ 7	$ 467	$ 65	$ 33	$ 11	$ 41	$ 1	$ —	$ 2,139	$ 2,764
Cash held at consolidated affiliated partnerships and restricted cash	2,286	—	—	1	1	2	2	—	7	2,299
Investments	7,130	83	86	—	—	15	—	—	789	8,103
Accounts receivable, net	—	193	168	76	49	3	28	—	—	517
Inventories, net	—	403	1,233	103	40	—	73	—	—	1,852
Property, plant and equipment, net	—	3,004	951	168	115	376	68	—	—	4,682
Goodwill and intangible assets, net	—	273	391	32	2	21	—	—	—	719
Assets held for sale	—	33	—	—	1		—	330	—	364
Other assets	1,268	232	769	139	22	34	11	—	49	2,524
Total assets	$ 10,691	$ 4,688	$ 3,663	$ 552	$ 241	$ 492	$ 183	$ 330	$ 2,984	$ 23,824
Liabilities and Equity										
Accounts payable, accrued expenses and other liabilities	$ 730	$ 1,171	$ 1,426	$ 212	$ 66	$ 46	$ 42	$ —	$ 504	$ 4,197
Securities sold, not yet purchased, at fair value	447	—	—	—	—	—	—	—	—	447
Due to brokers	—	—	—	—	—	—	—	—	—	—
Liabilities held for sale	—	—	—	—	—	—	—	136	—	136
Debt	—	1,196	405	271	1	2	12	—	5,505	7,392
Total liabilities	1,177	2,367	1,831	483	67	48	54	136	6,009	12,172
Equity attributable to Icahn Enterprises	4,772	1,290	1,832	52	174	444	129	171	(3,025)	5,839
Equity attributable to non-controlling interests	4,742	1,031	—	17	—	—	—	23	—	5,813
Total equity	9,514	2,321	1,832	69	174	444	129	194	(3,025)	11,652
Total liabilities and equity	$ 10,691	$ 4,688	$ 3,663	$ 552	$ 241	$ 492	$ 183	$ 330	$ 2,984	$ 23,824

22

IEP Summary Financial Information

($ Millions)

- Significant Valuation demonstrated by market value of IEP's public subsidiaries and Holding Company interest in Funds and book value or market comparables of other assets

	Actual As of				
	Mar 31 2018	Jun 30 2018	Sep 30 2018	Dec 31 2018	Mar 31 2019
Market-valued Subsidiaries and Investments:					
Holding Company interest in Funds[1]	$ 3,214	$ 3,354	$ 3,003	$ 5,066	$ 4,772
CVR Energy[2]	2,152	2,634	2,864	2,455	2,933
CVR Refining - direct holding[2]	75	129	113	60	—
American Railcar Industries[2]	444	469	547	—	—
Tenneco Inc.[2]	—	—	—	806	652
Total market-valued subsidiaries and investments	$ 5,885	$ 6,585	$ 6,527	$ 8,387	$ 8,357
Other Subsidiaries:					
Tropicana[3]	$ 1,510	$ 1,509	$ 1,566	$ —	$ —
Viskase[4]	209	198	185	147	141
Federal-Mogul[5]	2,414	2,094	2,041	—	—
Real-Estate Holdings[1]	841	843	915	465	444
PSC Metals[1]	185	177	179	177	174
WestPoint Home[1]	139	137	134	133	129
ARL[6]	3	1	—	—	—
Ferrous Resources[7]	143	154	166	423	428
Icahn Automotive Group[1]	1,853	1,877	1,891	1,747	1,832
Total other subsidiaries	$ 7,297	$ 6,990	$ 7,077	$ 3,092	$ 3,148
Add: Holding Company cash and cash equivalents[8]	199	79	97	1,834	2,139
Less: Holding Company debt[8]	(5,506)	(5,505)	(5,505)	(5,505)	(5,505)
Add: Other Holding Company net assets[9]	226	273	448	344	50
Indicative Net Asset Value	**$ 8,101**	**$ 8,422**	**$ 8,644**	**$ 8,152**	**$ 8,189**

Note: Indicative net asset value does not purport to reflect a valuation of IEP. The calculated Indicative net asset value does not include any value for our Investment Segment other than the fair market value of our investment in the Investment Funds. A valuation is a subjective exercise and Indicative net asset value does not necessarily consider all elements or consider in the adequate proportion the elements that could affect the valuation of IEP. Investors may reasonably differ on what such elements are and their impact on IEP. No representation or assurance, express or implied is made as to the accuracy and correctness of indicative net asset value as of these dates or with respect to any future indicative or prospective results which may vary.

(1) Represents equity attributable to us as of each respective date.

(2) Based on closing share price on each date (or if such date was not a trading day, the immediately preceding trading day) and the number of shares owned by the Holding Company as of each respective date.

(3) Amounts based on market comparables due to lack of material trading volume, valued at 9.0x Adjusted EBITDA for the twelve months ended March 31, 2018 and June 30, 2018. September 30, 2018 value is pro-forma the announced sale of Tropicana.

(4) Amounts based on market comparables due to lack of material trading volume, valued at 9.0x Adjusted EBITDA for the twelve months ended March 31, 2018, June 30, 2018, September 30, 2018, December 31, 2018 and March 31, 2019.

(5) December 31, 2017 based on the value of IEP's tender offer during Q1 2017. March 31, 2018, June 30, 2018 and September 30, 2018 value is pro-forma the announced sale to Tenneco Inc.

(6) Represents the option purchase price of the remaining cars not sold in the initial ARL sale, plus working capital as of that date.

(7) Represents equity attributable to us as of each respective data, except for December 31, 2018 and March 31, 2019 which represents the estimated proceeds based on the sale agreement signed during December 2018.

(8) Holding Company's balance as of each respective date.

(9) Holding Company's balance as of each respective date. For March 31, 2018, the distribution payable was adjusted to $24 million, which represents the actual distribution paid subsequent to March 31, 2018. For March 31, 2019, the distribution payable was adjusted to $27 million, which represents the actual distribution paid subsequent to March 21, 2019

23

Appendix Adjusted EBITDA 24

Non-GAAP Financial Measures The Company uses certain non-GAAP financial measures in evaluating its performance. These include non-GAAP EBITDA and Adjusted EBITDA. EBITDA represents earnings from continuing operations before interest expense, income tax (benefit) expense and depreciation and amortization. We define Adjusted EBITDA as EBITDA excluding the effects of impairment, restructuring costs, certain pension plan expenses, OPEB curtailment gains, purchase accounting inventory adjustments, certain share-based compensation, discontinued operations, gains/losses on extinguishment of debt, major scheduled turnaround expenses, FIFO adjustments and unrealized gains/losses on energy segment derivatives and certain other non-operational charges. We present EBITDA and Adjusted EBITDA a consolidated basis and attributable to Icahn Enterprises net of the effect of non-controlling interests. We conduct substantially all of our operations through subsidiaries. The operating results of our subsidiaries may not be sufficient to make distributions to us. In addition, our subsidiaries are not obligated to make funds available to us for payment of our indebtedness, payment of distributions on our depositary units or otherwise, and distributions and intercompany transfers from our subsidiaries to us may be restricted by applicable law or covenants contained in debt agreements and other agreements to which these subsidiaries currently may be subject or into which they may enter into in the future. The terms of any borrowings of our subsidiaries or other entities in which we own equity may restrict dividends, distributions or loans to us. We believe that providing EBITDA and Adjusted EBITDA to investors has economic substance as these measures provide important supplemental information of our performance to investors and permits investors and management to evaluate the core operating performance of our business without regard to interest, taxes and depreciation and amortization and the effects of impairment, restructuring costs, certain pension plan expenses, certain gains/losses on disposition of assets, certain share-based compensation, discontinued operations, gains/losses on extinguishment of debt, major scheduled turnaround expenses and certain other non-operational charges. Additionally, we believe this information is frequently used by securities analysts, investors and other interested parties in the evaluation of companies that have issued debt. Management uses, and believes that investors benefit from referring to these non-GAAP financial measures in assessing our operating results, as well as in planning, forecasting and analyzing future periods. Adjusting earnings for these charges allows investors to evaluate our performance from period to period, as well as our peers, without the effects of certain items that may vary depending on accounting methods and the book value of assets. Additionally, EBITDA and Adjusted EBITDA present meaningful measures of performance exclusive of our capital structure and the method by which assets were acquired and financed. EBITDA and Adjusted EBITDA have limitations as analytical tools, and you should not consider them in isolation, or as substitutes for analysis of our results as reported under generally accepted accounting principles in the United States, or U.S. GAAP. For example, EBITDA and Adjusted EBITDA: • do not reflect our cash expenditures, or future requirements for capital expenditures, or contractual commitments; • do not reflect changes in, or cash requirements for, our working capital needs; and • do not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments on our debt. Although depreciation and amortization are non-cash charges, the assets being depreciated or amortized often will have to be replaced in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements. Other companies in the industries in which we operate may calculate EBITDA and Adjusted EBITDA differently than we do, limiting their usefulness as comparative measures. In addition, EBITDA and Adjusted EBITDA do not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations. EBITDA and Adjusted EBITDA are not measurements of our financial performance under U.S. GAAP and should not be considered as alternatives to net income or any other performance measures derived in accordance with U.S. GAAP or as alternatives to cash flow from operating activities as a measure of our liquidity. Given these limitations, we rely primarily on our U.S. GAAP results and use EBITDA and Adjusted EBITDA only as a supplemental measure of our financial performance. 25

Adjusted EBITDA Reconciliation by Segment – Last Twelve Months Ended March 31, 2019

($ Millions)

	Investment	Automotive	Energy	Metals	Railcar	Mining	Food Packaging	Real Estate	Home Fashion	Holding Company	Consolidated
Adjusted EBITDA:											
Net income (loss)	$ (310)	$ (238)	$ 388	$ (2)	$ (4)	$ 13	$ (17)	$ 109	$ (10)	$ (678)	$ (749)
Interest expense, net	38	18	101	—	—	1	15	—	1	316	490
Income tax (benefit) expense	—	(49)	73	1	2	2	(6)	5	—	(43)	(15)
Depreciation, depletion and amortization	—	92	278	17	—	4	25	18	8	—	442
EBITDA before non-controlling interests	**$ (272)**	**$ (177)**	**$ 840**	**$ 16**	**$ (2)**	**$ 20**	**$ 17**	**$ 132**	**$ (1)**	**$ (405)**	**$ 168**
Impairment of assets	—	90	—	1	—	—	—	—	1	—	92
Restructuring costs	—	5	—	—	—	—	16	—	—	—	21
Non-service cost of U.S. based pension	—	—	—	—	—	—	(1)	—	—	—	(1)
Major scheduled turnaround expense	—	—	10	—	—	—	—	—	—	—	10
Loss on disposition of assets, net	—	3	—	—	(1)	3	—	(89)	—	—	(84)
Other	—	19	—	1	1	7	22	(2)	(1)	3	50
Adjusted EBITDA before non-controlling interests	**$ (272)**	**$ (60)**	**$ 850**	**$ 18**	**$ (2)**	**$ 30**	**$ 54**	**$ 41**	**$ (1)**	**$ (402)**	**$ 256**
Adjusted EBITDA attributable to IEP:											
Net income (loss)	$ (137)	$ (238)	$ 254	$ (2)	$ (4)	$ 12	$ (12)	$ 109	$ (10)	$ (677)	$ (705)
Interest expense, net	18	18	41	—	—	1	11	—	1	316	406
Income tax (benefit) expense	—	(49)	58	1	2	2	(4)	5	—	(44)	(29)
Depreciation, depletion and amortization	—	92	142	17	—	2	21	18	8	—	300
EBITDA attributable to Icahn Enterprises	**$ (119)**	**$ (177)**	**$ 495**	**$ 16**	**$ (2)**	**$ 17**	**$ 16**	**$ 132**	**$ (1)**	**$ (405)**	**$ (28)**
Impairment of assets	—	90	—	1	—	—	—	—	1	—	92
Restructuring costs	—	5	—	—	—	—	12	—	—	—	17
Non-service cost of U.S. based pension	—	—	—	—	—	—	(1)	—	—	—	(1)
Major scheduled turnaround expense	—	—	5	—	—	—	—	—	—	—	5
Loss on disposition of assets, net	—	3	—	—	(1)	2	—	(89)	—	—	(85)
Other	—	19	—	1	1	4	17	(2)	(1)	3	42
Adjusted EBITDA attributable to Icahn Enterprises	**$ (119)**	**$ (60)**	**$ 500**	**$ 18**	**$ (2)**	**$ 23**	**$ 44**	**$ 41**	**$ (1)**	**$ (402)**	**$ 42**

26

Adjusted EBITDA Reconciliation by Segment – Three Months Ended March 31, 2019

($ Millions)

	Investment	Automotive	Energy	Metals	Railcar	Mining	Food Packaging	Real Estate	Home Fashion	Holding Company	Consolidated
Adjusted EBITDA:											
Net income (loss)	$ (588)	$ (42)	$ 90	$ (3)	$ —	$ 6	$ (5)	$ 4	$ (4)	$ (122)	$ (664)
Interest expense, net	18	5	26	—	—	1	4	—	—	72	126
Income tax (benefit) expense	—	(12)	31	—	—	1	(4)	—	—	(10)	6
Depreciation, depletion and amortization	—	24	83	4	—	—	6	4	2	—	123
EBITDA before non-controlling interests	**$ (570)**	**$ (25)**	**$ 230**	**$ 1**	**$ —**	**$ 8**	**$ 1**	**$ 8**	**$ (2)**	**$ (60)**	**$ (409)**
Restructuring costs	—	—	—	—	—	—	7	—	—	—	7
Non-service cost of U.S. based pension	—	—	—	—	—	—	1	—	—	—	1
Loss on disposition of assets, net	—	2	—	—	—	—	—	—	—	—	2
Other	—	1	—	1	—	3	2	(2)	—	—	5
Adjusted EBITDA before non-controlling interests	**$ (570)**	**$ (22)**	**$ 230**	**$ 2**	**$ —**	**$ 11**	**$ 11**	**$ 6**	**$ (2)**	**$ (60)**	**$ (394)**
Adjusted EBITDA attributable to IEP:											
Net income (loss)	$ (295)	$ (42)	$ 66	$ (3)	$ —	$ 5	$ (3)	$ 4	$ (4)	$ (122)	$ (394)
Interest expense, net	9	5	12	—	—	—	3	—	—	72	101
Income tax (benefit) expense	—	(12)	25	—	—	1	(3)	—	—	(10)	1
Depreciation, depletion and amortization	—	24	48	4	—	—	5	4	2	—	87
EBITDA attributable to Icahn Enterprises	**$ (286)**	**$ (25)**	**$ 151**	**$ 1**	**$ —**	**$ 6**	**$ 2**	**$ 8**	**$ (2)**	**$ (60)**	**$ (205)**
Restructuring costs	—	—	—	—	—	—	5	—	—	—	5
Non-service cost of U.S. based pension	—	—	—	—	—	—	1	—	—	—	1
Loss on disposition of assets, net	—	2	—	—	—	—	—	—	—	—	2
Other	—	1	—	1	—	2	1	(2)	—	—	3
Adjusted EBITDA attributable to Icahn Enterprises	**$ (286)**	**$ (22)**	**$ 151**	**$ 2**	**$ —**	**$ 8**	**$ 9**	**$ 6**	**$ (2)**	**$ (60)**	**$ (194)**

27

Adjusted EBITDA Reconciliation by Segment – Three Months Ended March 31, 2018

($ Millions)

	Investment	Automotive	Energy	Metals	Railcar	Mining	Food Packaging	Real Estate	Home Fashion	Holding Company	Consolidated
Adjusted EBITDA:											
Net income (loss)	$ 401	$ (34)	$ 81	$ 4	$ 5	$ (6)	$ (3)	$ 7	$ (5)	$ (83)	$ 367
Interest expense, net	26	3	27	—	—	2	4	1	—	84	147
Income tax (benefit) expense	—	(15)	14	—	—	1	(2)	—	—	19	17
Depreciation, depletion and amortization	—	24	83	5	—	2	7	5	2	—	128
EBITDA before non-controlling interests	**$ 427**	**$ (22)**	**$ 205**	**$ 9**	**$ 5**	**$ (1)**	**$ 6**	**$ 13**	**$ (3)**	**$ 20**	**$ 659**
Restructuring costs	—	—	—	—	—	—	—	—	2	—	2
Non-service cost of U.S. based pension	—	—	—	—	—	—	8	—	—	—	8
(Gain) loss on disposition of assets, net	—	—	—	—	(4)	—	—	—	—	—	(4)
Other	—	12	—	(1)	(1)	2	(3)	—	—	(1)	8
Adjusted EBITDA before non-controlling interests	**$ 427**	**$ (10)**	**$ 205**	**$ 8**	**$ —**	**$ 1**	**$ 11**	**$ 13**	**$ (1)**	**$ 19**	**$ 673**
Adjusted EBITDA attributable to IEP:											
Net income (loss)	$ 161	$ (34)	$ 50	$ 4	$ 5	$ (4)	$ (3)	$ 7	$ (5)	$ (83)	$ 98
Interest expense, net	11	3	11	—	—	1	3	1	—	84	114
Income tax (benefit) expense	—	(15)	13	—	—	1	(2)	—	—	19	16
Depreciation, depletion and amortization	—	24	41	5	—	1	6	5	2	—	84
EBITDA attributable to Icahn Enterprises	**$ 172**	**$ (22)**	**$ 115**	**$ 9**	**$ 5**	**$ (1)**	**$ 4**	**$ 13**	**$ (3)**	**$ 20**	**$ 312**
Restructuring costs	—	—	—	—	—	—	—	—	2	—	2
Non-service cost of U.S. based pension	—	—	—	—	—	—	6	—	—	—	6
(Gain) loss on disposition of assets, net	—	—	—	—	(4)	—	—	—	—	—	(4)
Other	—	12	—	(1)	(1)	2	(2)	—	—	(1)	9
Adjusted EBITDA attributable to Icahn Enterprises	**$ 172**	**$ (10)**	**$ 115**	**$ 8**	**$ —**	**$ 1**	**$ 8**	**$ 13**	**$ (1)**	**$ 19**	**$ 325**

28

Adjusted EBITDA Reconciliation by Segment – Year Ended December 31, 2018

($ Millions)

	Investment	Automotive	Energy	Metals	Railcar	Mining	Food Packaging	Real Estate	Home Fashion	Holding Company	Consolidated
Adjusted EBITDA:											
Net income (loss)	$ 679	$ (230)	$ 379	$ 5	$ 1	$ 1	$ (15)	$ 112	$ (11)	$ (639)	$ 282
Interest expense, net	46	16	102	—	—	2	15	1	1	328	511
Income tax (benefit) expense	—	(52)	56	1	2	2	(4)	5	—	(14)	(4)
Depreciation, depletion and amortization	—	92	278	18	—	6	26	19	8	—	447
EBITDA before non-controlling interests	**$ 725**	**$ (174)**	**$ 815**	**$ 24**	**$ 3**	**$ 11**	**$ 22**	**$ 137**	**$ (2)**	**$ (325)**	**$ 1,236**
Impairment of assets	—	90	—	1	—	—	—	—	1	—	92
Restructuring costs	—	5	—	—	—	—	9	—	2	—	16
Non-service cost of U.S. based pension	—	—	—	—	—	—	6	—	—	—	6
Major scheduled turnaround expense	—	—	10	—	—	—	—	—	—	—	10
Loss on disposition of assets, net	—	1	—	—	(5)	3	—	(89)	—	—	(90)
Other	—	30	—	(1)	—	6	17	—	(1)	2	53
Adjusted EBITDA before non-controlling interests	**$ 725**	**$ (48)**	**$ 825**	**$ 24**	**$ (2)**	**$ 20**	**$ 54**	**$ 48**	**$ —**	**$ (323)**	**$ 1,323**
Adjusted EBITDA attributable to IEP:											
Net income (loss)	$ 319	$ (230)	$ 238	$ 5	$ 1	$ 3	$ (12)	$ 112	$ (11)	$ (638)	$ (213)
Interest expense, net	20	16	40	—	—	2	11	1	1	328	419
Income tax (benefit) expense	—	(52)	46	1	2	2	(3)	5	—	(15)	(14)
Depreciation, depletion and amortization	—	92	135	18	—	3	22	19	8	—	297
EBITDA attributable to Icahn Enterprises	**$ 339**	**$ (174)**	**$ 459**	**$ 24**	**$ 3**	**$ 10**	**$ 18**	**$ 137**	**$ (2)**	**$ (325)**	**$ 489**
Impairment of assets	—	90	—	1	—	—	—	—	1	—	92
Restructuring costs	—	5	—	—	—	—	7	—	2	—	14
Non-service cost of U.S. based pension	—	—	—	—	—	—	4	—	—	—	4
Major scheduled turnaround expense	—	—	5	—	—	—	—	—	—	—	5
Loss on disposition of assets, net	—	1	—	—	(5)	2	—	(89)	—	—	(91)
Other	—	30	—	(1)	—	4	14	—	(1)	2	48
Adjusted EBITDA attributable to Icahn Enterprises	**$ 339**	**$ (48)**	**$ 464**	**$ 24**	**$ (2)**	**$ 16**	**$ 43**	**$ 48**	**$ —**	**$ (323)**	**$ 561**

29

Adjusted EBITDA Reconciliation by Segment – Year Ended December 31, 2017

($ Millions)

	Investment	Automotive	Energy	Metals	Railcar	Mining	Food Packaging	Real Estate	Home Fashion	Holding Company	Consolidated
Adjusted EBITDA:											
Net income (loss)	$ 118	$ (51)	$ 275	$ (44)	$ 1,171	$ 10	$ (6)	$ 549	$ (20)	$ 355	$ 2,357
Interest expense, net	166	13	109	—	23	5	13	2	—	319	650
Income tax (benefit) expense	—	(146)	(338)	43	531	3	21	—	—	(643)	(529)
Depreciation, depletion and amortization	—	111	278	20	7	5	25	20	8	—	474
EBITDA before non-controlling interests	**$ 284**	**$ (73)**	**$ 324**	**$ 19**	**$ 1,732**	**$ 23**	**$ 53**	**$ 571**	**$ (12)**	**$ 31**	**$ 2,952**
Impairment of assets	—	15	—	—	68	—	1	2	1	—	87
Restructuring costs	—	—	—	1	—	—	2	—	1	—	4
Non-service cost of U.S. based pension	—	—	—	—	—	—	4	—	—	—	4
Major scheduled turnaround expense	—	—	83	—	—	—	—	—	—	—	83
Loss on disposition of assets, net	—	(5)	—	—	(1,664)	—	—	(496)	—	(1)	(2,166)
Tax settlements	—	—	—	—	—	—	—	(38)	—	—	(38)
Other	—	66	(1)	—	—	(1)	2	1	1	6	74
Adjusted EBITDA before non-controlling interests	**$ 284**	**$ 3**	**$ 406**	**$ 20**	**$ 136**	**$ 22**	**$ 62**	**$ 40**	**$ (9)**	**$ 36**	**$ 1,000**
Adjusted EBITDA attributable to IEP:											
Net income (loss)	$ 80	$ (51)	$ 229	$ (44)	$ 1,171	$ 9	$ (5)	$ 549	$ (20)	$ 355	$ 2,273
Interest expense, net	58	13	44	—	23	4	9	2	—	319	472
Income tax (benefit) expense	—	(146)	(238)	43	531	2	16	—	—	(643)	(435)
Depreciation, depletion and amortization	—	111	133	20	7	2	18	20	8	—	319
EBITDA attributable to Icahn Enterprises	**$ 138**	**$ (73)**	**$ 168**	**$ 19**	**$ 1,732**	**$ 17**	**$ 38**	**$ 571**	**$ (12)**	**$ 31**	**$ 2,629**
Impairment of assets	—	15	—	—	68	—	1	2	1	—	87
Restructuring costs	—	—	—	1	—	—	1	—	1	—	3
Non-service cost of U.S. based pension	—	—	—	—	—	—	3	—	—	—	3
Major scheduled turnaround expense	—	—	49	—	—	—	—	—	—	—	49
Loss on disposition of assets, net	—	(5)	—	—	(1,664)	—	—	(496)	—	(1)	(2,166)
Tax settlements	—	—	—	—	—	—	—	(38)	—	—	(38)
Other	—	66	(1)	—	—	—	2	1	1	6	75
Adjusted EBITDA attributable to Icahn Enterprises	**$ 138**	**$ 3**	**$ 216**	**$ 20**	**$ 136**	**$ 17**	**$ 45**	**$ 40**	**$ (9)**	**$ 36**	**$ 642**

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Adjusted EBITDA Reconciliation by Segment – Year Ended December 31, 2016

($Millions)

	Investment	Automotive	Energy	Metals	Railcar	Mining	Food Packaging	Real Estate	Home Fashion	Holding Company	Consolidated
Adjusted EBITDA:											
Net income (loss)	$ (1,487)	$ 19	$ (604)	$ (20)	$ 117	$ (24)	$ 8	$ 5	$ (12)	$ (287)	$ (2,285)
Interest expense, net	230	7	82	—	62	5	12	2	—	288	688
Income tax (benefit) expense	—	(32)	(45)	(16)	—	2	8	—	—	(5)	(88)
Depreciation, depletion and amortization	—	98	258	22	92	6	20	22	8	—	526
EBITDA before non-controlling interests	**$ (1,257)**	**$ 92**	**$ (309)**	**$ (14)**	**$ 271**	**$ (11)**	**$ 48**	**$ 29**	**$ (4)**	**$ (4)**	**$ (1,159)**
Impairment of assets	—	1	574	1	—	—	—	5	2	3	586
Restructuring costs	—	—	—	2	—	—	3	—	—	—	5
Non-service cost of U.S. based pension	—	—	—	—	—	—	5	—	—	—	5
Major scheduled turnaround expense	—	—	38	—	—	—	—	—	—	—	38
Loss on disposition of assets, net	—	(1)	—	(1)	—	—	—	(1)	—	—	(3)
Unrealized loss on certain derivatives	—	—	5	—	—	—	—	—	—	—	5
Other	—	16	3	(3)	—	13	(1)	2	1	—	31
Adjusted EBITDA before non-controlling interests	**$ (1,257)**	**$ 108**	**$ 311**	**$ (15)**	**$ 271**	**$ 2**	**$ 55**	**$ 35**	**$ (1)**	**$ (1)**	**$ (492)**
Adjusted EBITDA attributable to IEP:											
Net income (loss)	$ (604)	$ 19	$ (327)	$ (20)	$ 112	$ (19)	$ 6	$ 5	$ (12)	$ (287)	$ (1,127)
Interest expense, net	76	7	31	—	62	4	9	2	—	288	479
Income tax (benefit) expense	—	(32)	(32)	(16)	—	2	6	—	—	(5)	(77)
Depreciation, depletion and amortization	—	98	127	22	92	4	14	22	8	—	387
EBITDA attributable to Icahn Enterprises	**$ (528)**	**$ 92**	**$ (201)**	**$ (14)**	**$ 266**	**$ (9)**	**$ 35**	**$ 29**	**$ (4)**	**$ (4)**	**$ (338)**
Impairment of assets	—	1	334	1	—	—	—	5	2	3	346
Restructuring costs	—	—	—	2	—	—	2	1	—	—	5
Non-service cost of U.S. based pension	—	—	—	—	—	—	4	—	—	—	4
Major scheduled turnaround expense	—	—	20	—	—	—	—	—	—	—	20
Loss on disposition of assets, net	—	(1)	—	(1)	—	—	—	(1)	—	—	(3)
Unrealized loss on certain derivatives	—	—	1	—	—	—	—	—	—	—	1
Other	—	16	2	(3)	—	10	(1)	1	1	—	26
Adjusted EBITDA attributable to Icahn Enterprises	**$ (528)**	**$ 108**	**$ 156**	**$ (15)**	**$ 266**	**$ 1**	**$ 40**	**$ 35**	**$ (1)**	**$ (1)**	**$ 61**

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